UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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General Finance Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL FINANCE CORPORATION
260 South Los Robles Avenue, Suite 217
Pasadena, CA 91101

May 10, 2007

Dear Stockholders:

We cordially invite you to attend the 2007 Annual Meeting of Stockholders. The meeting will be held on Thursday, June 14, 2007 at 10:00 a.m. at the offices of Troy & Gould P.C., 1801 Century Park East, 16th Floor, Los Angeles, California.

We have enclosed the Notice of the 2007 Annual Meeting of Stockholders, the Proxy Statement, a proxy card, a postage prepaid return envelope and a copy of our Annual Report to Stockholders, which includes our Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission.

At the meeting, you will be asked to elect two Class A directors, to approve the 2006 Stock Option Plan and to ratify the selection of Grobstein, Horwath & Company LLP as our independent auditors for the fiscal year ending December 31, 2007.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card, even if you plan to attend the meeting.

We look forward to seeing you at the meeting.

Sincerely,

Ronald F. Valenta
Chief Executive Officer

GENERAL FINANCE CORPORATION
260 South Los Robles Avenue, Suite 217
Pasadena, CA 91101

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 14, 2007

TO OUR STOCHHOLDERS:

Notice is hereby given to the holders of Common Stock of General Finance Corporation that the Annual Meeting of Stockholders will be held on Thursday, June 14, 2007 at 10:00 a.m. (California time) at the offices of Troy & Gould P.C., 1801 Century Park East, 16th Floor, Los Angeles, California.

At the Annual Meeting we will ask you to:

1.
Elect two Class A directors to serve for a term of three years and until their successors are elected and qualified. The persons nominated by the Board of Directors (David M. Connell and Manuel Marrero) are described in the accompanying Proxy Statement;

2.	Approve the 2006 Stock Option Plan;

3.	Ratify the selection of Grobstein, Horwath & Company LLP as our independent auditors for the fiscal year ending December 31, 2007; and

4.	Transact any other business that may properly be presented at the Annual Meeting.

If you owned Common Stock of General Finance Corporation on May 10, 2007, the record date, you are entitled to attend and vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the principal executive offices of General Finance Corporation located at 260 South Los Robles Avenue, Suite 217, Pasadena, California beginning June 4, 2007 and at the Annual Meeting.

By Order of the Board of Directors,
May 10, 2007	Ronald F. Valenta Chief Executive Officer and Secretary

IMPORTANT THE PROMPT RETURN OF YOUR SIGNED PROXY WILL BE HELPFUL IN REDUCING EXPENSES INCIDENT TO THE COMPANY’S SOLICITATION OF PROXIES.

GENERAL FINANCE CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, June 14, 2007

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this Proxy Statement and proxy card?

We sent you this Proxy Statement and the enclosed proxy card because you own shares of Common Stock of General Finance Corporation (“we” or the “Company”). This Proxy Statement, which is furnished by the Board of Directors of General Finance Corporation, provides you with information that will help you to cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card.

When you complete, sign, date and return the proxy card, you appoint the proxy holders named therein, as your representatives at the Annual Meeting (your proxies). The proxy holders will vote your shares at the Annual Meeting as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, the proxy holders will vote your shares, under your proxy, in accordance with their best judgment.

We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on May 11, 2007 to all stockholders entitled to vote. Stockholder who owned Common Stock on May 10, 2007 (the record date) are entitled to vote. On the record date, there were 10,500,000 shares of Common Stock outstanding. The Common Stock is our only class of voting stock outstanding.

We have enclosed our Annual Report to Stockholders, which includes our Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission. The Annual Report is not to be considered part of the soliciting materials.

What am I voting on?

We ask you to vote on the election of two Class A directors, the approval of our 2006 Stock Option Plan and the ratification of the selection of Grobstein, Horwath & Company LLP as our independent auditors. The sections entitled “Election of Directors,” “Approval of 2006 Stock Option Plan” and “Ratification of Selection of Independent Auditors” give you more information on these proposals.

At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the stockholders at the Annual Meeting.

How many votes do I have?

You have one vote for each share of our Common Stock.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either as a vote cast for or against in the election of directors, the approval of the 2006 Stock Option Plan, or the ratification of selection of independent auditors.

How can I vote?

You may vote by mail

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors, FOR the approval of our 2006 Stock Option Plan and FOR the ratification of the selection of independent auditors identified in this Proxy Statement.

You may vote in person at the Annual Meeting

You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date;

•	You may notify our Secretary in writing at our corporate headquarters before the Annual Meeting that you have revoked your proxy; or

•	You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under New York Stock Exchange rules to vote customers’ shares on certain “routine” matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

Based on the number of shares of Common Stock outstanding on the record date, up to 10,500,000 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

Shares representing a majority of our outstanding votes on the record date of May 10, 2007 must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. Accordingly, a quorum will be 5,250,001 shares.

Shares are counted as present at the Annual Meeting if the stockholder either:

•	is present at the Annual Meeting; or

•	has properly submitted a proxy card.

Who nominates individuals for election to the Board of Directors?

Nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock.

How many votes must the director nominees have to be elected?

The two nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

What vote of our stockholders is required to approve the 2006 Stock Option Plan?

The affirmative vote of holders of a majority of votes cast on the matter is required to approve the 2006 Stock Option Plan.

How many votes are required to ratify the selection of auditors?

The selection of Grobstein, Horwath & Company LLP will be ratified if a majority of the votes cast on the selection are in favor of ratification.

Who pays the costs of soliciting these proxies?

We pay for distributing and soliciting proxies and reimburse brokers’, nominees’, fiduciaries’ and other custodians’ reasonable fees and expenses in forwarding proxy materials to stockholders. Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means. We do not pay those individuals additional compensation for soliciting proxies.

ELECTION OF DIRECTORS

Pursuant to our Amended and Restated Certificate of Incorporation, the Board of Directors must consist of no less than three members, the exact number of which is determined from time to time by the Board of Directors, divided into three classes designated Class A, Class B and Class C, respectively. The Board of Directors has presently fixed the number of directors at five.

The terms of Class A directors will expire as of this Annual Meeting, the terms of Class B directors will expire as of the annual meeting of stockholders in 2008, and the term of the Class C Director will expire as of the annual meeting of stockholders in 2009. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

The Board of Directors has nominated the two current Class A directors for re-election by the stockholders. Each nominee has indicated that he is willing to serve as a director. If any nominee is unable to serve or for good cause will not serve, your proxy holders may vote for another nominee proposed by the Board of Directors. If any director resigns, dies or is otherwise unable to serve out his term, the Board of Directors may fill the vacancy until the next annual meeting.

Information About the Nominees and Directors

The following information is provided regarding the nominees and the continuing directors:

Name	Age	Director Since	Term to Expire
Nominees--Class A Directors:
David M. Connell	62	2005	2010
Manuel Marrero	49	2005	2010
Class B Directors:
Lawrence Glascott (Chairman)	72	2005	2008
James B. Roszak	65	2005	2008
Class C Director:
Ronald F. Valenta	48	2005	2009

David M. Connell founded Cornerstone Corporate Partners, LLC, a consulting and advisory firm, in 1998. Prior to establishing Cornerstone Corporate Partners in 1998, Mr. Connell served as President and a member of the Board of Directors for Data Processing Resources Corporation, or DPRC, from 1992 to 1998. DPRC was a NASDAQ listed provider of information technology consulting services to Fortune 500 companies. Prior to his services with DPRC, from 1988 to 1993, Mr. Connell was engaged by Welsh, Carson, Anderson & Stowe, a New York private equity firm, to manage a group of portfolio companies. From 1990 to 1993, Mr. Connell served as Chairman and Chief Executive Officer of Specialized Mortgage Service, Inc., an information technology company serving the real estate, banking, and credit rating industries. From 1988 to 1990, he served as Chairman and Chief Executive Officer of Wold Communications, Inc., which later merged and became Keystone Communications, a leading satellite communications service provider.

Manual Marrero has worked as a financial and operations management consultant with several companies, principally focused in consumer products brand management since January 2004. From May 2002 until January 2004, Mr. Marrero served as the Chief Financial Officer of Mossimo, Inc., a designer and licensor of apparel and related products. From 1999 to 2001, Mr. Marrero was the Chief Operating Officer and Chief financial Officer of Interplay Entertainment Corp., a developer, publisher and distributor of interactive entertainment software, and the Chief Financial Officer of Precision Specialty Metals, Inc. from 1996 to 1999. Precision Specialty Metals is a light gauge conversion mill for flat rolled stainless steel and high performance alloy. He has served on the boards of Interplay OEM, Inc., Shiney Entertainment, Inc., Seed Internet Ventures, Inc., L.A. Top Producers, LLC, Friends of Rancho San Pedro and Tree People.

Lawrence Glascott has served as a director of 99¢ Only Stores since 1996 where he currently serves on its Audit, Compensation and Nominating and Corporate Governance Committees. From 1991 to 1996 he was the Vice President - Finance of Waste Management International, an environmental services company. Prior thereto, Mr. Glascott was a partner at Arthur Andersen LLP and was in charge of the Los Angeles based Arthur Andersen LLP Enterprise Group practice for over 15 years.

James B. Roszak has been a director of National RV Holdings, Inc. since June 2003. Mr. Roszak was employed by the Life Insurance Division of Transamerica Corporation, a financial services organization engaged in life insurance, commercial lending, leasing and real estate services, from June 1962 through his retirement as President of such division in June 1997. Mr. Roszak also served as interim Chief Executive Officer and a director of buy.com, an Internet retailer, from February 2001 through August 2001. He is also active as a Board of Trustees member of Chapman University.

Ronald F. Valenta has served as a director and as our Chief Executive Officer and Secretary since our inception. He also served as our Chief Financial Officer from inception until September 2006. Mr. Valenta served as the President and Chief Executive Officer of Mobile Services Group, Inc., a portable storage company he founded in 1988 until 2003. In April 2000, Windward Capital Partners acquired a controlling interest in Mobile Services Group, Inc. through a recapitalization transaction. In August 2006, Welsh, Carson, Anderson & Stowe, through another recapitalization transaction, acquired a controlling interest in Mobile Services Group, Inc. Mr. Valenta served as the non-executive Chairman of the Board of Directors of Mobile Services Group, Inc. from March 2003 until August 2006, and as a director since that time. Mr. Valenta was the managing member of Portosan Company, LLC, a portable sanitation services company he founded in 1998, until 2004 when a majority of the assets of that company were sold to an affiliate of Odyssey Investment Partners, LLC. Mr. Valenta is currently Chairman of the Board of Directors for CMSI Capital Holdings, Inc., a private investment company he founded in 1991; Mobile Office Acquisition Corporation, the parent company of PacVan, Inc., a U.S. office modular and portable storage company; PV Realty LLC, a real estate company founded in 2000; and United Document Storage, LLC (formerly PortoShred LLC), a document storage and destruction company he formed in 2003. From 2003 to 2006, Mr. Valenta was also a director of the National Portable Storage Association, a not-for-profit entity dedicated to the needs of the storage industry. From 1985 to 1989, Mr. Valenta was a Senior Vice President with Public Storage, Inc., and from 1980 to 1985 Mr. Valenta was a manager with the accounting firm of Arthur Andersen & Co. in Los Angeles.

Director Independence

The American Stock Exchange requires that a majority of the Board of Directors must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Connell, Marrero, Glascott and Roszak are “independent directors.”

Board and Committee Meetings

The Board of Directors held seven meetings during fiscal 2006.  Each director attended more than 75% of all meetings of the Board of Directors and board committees on which he served during the period he was a director in fiscal 2006.

Board Committees

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee. The Audit Committee consists of Messrs. Roszak, as chairman, Marrero and Glascott, each of whom we believe qualifies as an “audit committee financial expert,” as defined in the rules and regulations of the Securities and Exchange Commission. In addition, we will certify to the American Stock Exchange that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Each member of the Audit Committee is an independent director under the American Stock Exchange listing standards.

The functions of the Audit Committee and its activities during fiscal 2006 are described below under the heading “Report of the Audit Committee.”

The Board of Directors has adopted a written charter for the Audit Committee, and the Audit Committee within the past year has reviewed and assessed the adequacy of the charter. A copy of the Audit Committee Charter is attached as Annex A to this Proxy Statement.

The Audit Committee met seven times in fiscal 2006.

Compensation Committee. The Compensation Committee consists of Messrs. Connell, as Chairman, Marrero and Roszak.

The purposes of the Compensation Committee are: (i) to determine and approve the goals, objectives and compensation structure for our executive officers; (ii) to review the performance of our executive officers; and (iii) to review the Company’s management resources, succession planning and development activities.

Although the Board of Directors established the Compensation Committee in May 2006, it did not adopt a written charter for the Compensation Committee until February 2007. Accordingly, during fiscal 2006, the Compensation Committee did not meet or perform any functions. A copy of the Compensation Committee Charter is attached as Annex B to this Proxy Statement.

Nominating Committee. The Nominating Committee consists of Messrs. Marrero, as chairman, Connell and Roszak, each of whom is an independent director under the American Stock Exchange listing standards.

The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors.

The Board of Directors adopted a written charter for the Nominating Committee in January 2006.  A copy of the Nominating Committee Charter is attached as Annex C to this Proxy Statement.

The Nominating Committee did not meet in fiscal 2006.

The Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors. When considering candidates for director, the Nominating Committee takes into account a number of factors, including the following (although candidates need not possess all of the following characteristics, and not all factors are weighted equally):

•	Ability to attend regular and special board and committee meetings and willingness to perform the duties of a director

•	Fine moral character, good personal and business reputation

•	Industry knowledge, contacts and network of potential clients in industries served by the Company

•	Ability to be responsible, fair-minded, reliable, ethical and possess high integrity

•	Prior experience on boards of directors

•	Senior-level management experience

•	Possession of specific skills in auditing, accounting, personnel, finance, etc.

The Nominating Committee will periodically assess the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, or the size of the Board of Directors is expanded, the Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Board of Directors through current Board of Directors members or management, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year.

The Nominating Committee will consider candidates for directors recommended by stockholders who follow the proper procedures in submitting the recommendation. The Board of Directors will consider candidates recommended by stockholders using the same criteria it applies to candidates recommended by directors. To be considered for election at an annual meeting, the recommendation must be submitted no later than December 31 of the year prior to the year in which the meeting will be held. The recommendation must by in writing addressed to the Corporate Secretary and must include the following: (i) statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee; (ii) name and contact information for the candidate; (iii) statement of the candidate’s business and educational experience; (iv) information regarding each of the factors listed above (other than the factor regarding board size and composition) sufficient to enable the Nominating Committee to evaluate the candidate; (v) statement detailing any relationship between the candidate and any competitor of the Company; (vi) detailed information about any relationship or understanding between the writer and the candidate; and (vii) statement that the candidate is willing to be considered and is willing to serve as a director if nominated and elected.

Compensation Committee Interlocks and Insider Participation

No person who served on the Compensation Committee in fiscal 2006 was during the year or previously an officer or employee of the Company or had a relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Further no interlocking relationship exists between any member of the Board of Directors and any member of any other company’s board of directors or compensation committee.

Compensation of Directors

The following table provides information concerning the compensation of the directors for fiscal 2006:

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Total ($)
Lawrence Glascott	$10,500	$10,500

David M. Connell	$9,000	$9,000

Manuel Marrero	$10,500	$10,500

James B. Roszak	$10,500	$10,500

Ronald F. Valenta	$0	$0

Our non-employee directors receive $1,500 for each Board meeting attended. We also reimburse all of our officers and directors for out-of-pocket expenses incurred by them in connection with their activities on our behalf.

Director Attendance at Annual Meetings

We have scheduled a board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid business or personal conflict.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Board nominees.

APPROVAL OF THE 2006 STOCK OPTION PLAN

We are asking the stockholders to approve our new 2006 Stock Option Plan (the “2006 Plan”). The Board of Directors adopted the Plan in August 2006. A copy of the 2006 Plan is attached as Exhibit A to this Proxy Statement.

Summary of the 2006 Plan

Purpose. The purpose of the 2006 Plan is to encourage selected employees, directors, consultants and advisors to accept and continue employment with us and our affiliates and to increase their interest in our welfare with the ability to participate in the growth of the value of our Common Stock.

Administration of the Plan. The 2006 Plan may be administered by either the Board of Directors or, at the discretion of the Board, a committee of the Board (the “Administrator”). The Administrator has broad discretion and authority in administering the 2006 Plan, including the right to reduce the exercise price of any option, or to accelerate vesting.

Types of Awards. The Administrator may authorize the following types of awards under the 2006 Plan: (1) the grant of “incentive” stock options which are options intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (“ISOs”); and (2) the grant of options which do not meet those requirements (“Non-Qualified Options”).

Eligible Participants. All directors, employees, consultants and advisors are eligible to receive awards under the 2006 Plan.

Shares Subject to the Plan. We may issue up to 1,500,000 shares of our Common Stock pursuant to the 2006 Plan. Any shares subject to an option that terminates or expires without being exercised become available for future awards under the 2006 Plan. No eligible person shall be granted options during any twelve-month period covering more than 300,000 shares.

Terms and Conditions of Options. The exercise price of any option, may not be less than the fair market value of the Common Stock on the date of grant (110% of the fair market value for options granted to 10% stockholders). The closing sales price of our Common Stock on April 26, 2007 was $7.80. No option may be exercised more than 10 years after the date of grant (five years with respect to options granted to 10% stockholders). No option may be transferred or assigned without the consent of the Administrator except by will or the laws of descent and distribution. The exercise price of options may be paid in cash or, with the consent of the Administrator, by a full recourse promissory note, delivery of other shares of Common Stock (including shares acquired upon exercise of the related options), or by cashless exercise, to the extent and subject to applicable regulations.

Amendments to the Plan. The Board may amend, alter, suspend or discontinue the Plan at any time. No amendment, alteration, suspension or discontinuance requires stockholder approval unless such approval is required to preserve incentive stock option treatment for federal income tax purposes or the Board otherwise concludes that stockholder approval is advisable or required by law.

Termination of the Plan. The Plan will terminate on June 30, 2016. The termination of the Plan will not affect any outstanding option.

Certain Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2006 Plan based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

General. A recipient of an award of options under the 2006 Plan realizes no taxable income at the time of grant.

Incentive Stock Options. The holder of an ISO does not recognize taxable income upon exercise of the ISO. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and at least two years from the grant of the ISO. Assuming compliance with this and other applicable tax provisions, the holder will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If a holder disposes of shares acquired by exercise of an ISO before the expiration of the above-noted periods, the gain arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that the lesser of (i) the fair market value of the shares on the date the ISO was exercised or (ii) the amount realized upon such disposition exceeds the exercise price. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an ISO, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Nonqualified Options. The holder of a Non-Qualified Option recognizes ordinary income at the time of the exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income is subject to payroll tax withholding if the holder is an employee. When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

Deduction to the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable.

Outstanding Options

The following table sets forth information concerning outstanding options under the 2006 Plan as of the record date for the Annual Meeting:

OUTSTANDING OPTIONS UNDER 2006 STOCK OPTION PLAN
Name and Position	Number of Shares (1)
Ronald F. Valenta Chief Executive Officer	0
Charles E. Barrantes Chief Financial Officer	225,000
Executive Group	225,000
Non-Executive Director Group	0
Non-Executive Officer Employee Group	0

(1) All outstanding options are subject to stockholder approval.

Vote Required for Approval

The affirmative vote of holders of a majority of the votes cast on this matter is required to approve the 2006 Plan.

Recommendation of the Board of Directors

The Board of Directors recommends a vote "FOR” the approval of the 2006 Stock Option Plan.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Grobstein, Horwath & Company LLP (“GHC”) as our independent auditors for the year ending December 31, 2007. We are asking the stockholders to ratify this selection. We expect a representative from GHC to be present at the Annual Meeting and the representative will have the opportunity to make a statement if desired and to respond to appropriate questions by stockholders.

General Finance Corporation was incorporated on October 14, 2005. LaRue, Corrigan & McCormick, LLP (“LCM”) audited our financial statements as of October 19, 2005, as of December 31, 2005 and as of April 10, 2006 (the closing of our initial public offering). LCM’s opinion of the financial statements as of October 19, 2005 and as of December 31, 2005 both contained a “going-concern” qualification due to our need to complete a successful public offering and acquire an operating business to generate revenue.

LCM’s opinion on the financial statements as of April 10, 2006 (after completion of our initial public offering) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

On August 1, 2006, our Audit Committee dismissed LCM as our independent auditors and engaged GHC as our independent auditors to audit our financial statements for the fiscal year ending December 31, 2006. From October 14, 2005 and through August 1, 2006: (i) the Company had no disagreements with LCM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of LCM, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) LCM did not advise the Company of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

Aggregate fees billed to us by LCM for professional services rendered with respect to our 2005 fiscal year and aggregate fees billed to us by LCM and GHC for professional services rendered with respect to our 2006 fiscal year were as follows:

	LCM 2005 and 2006	GHC 2006
Audit Fees	$36,033	$46,385
Audit-Related Fees	26,023	18,709
Tax Fees	2,172	650
All Other Fees	94,203	0

In the above table, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees we paid for professional services for the audit of our consolidated financial statements, including those in our Form 10-K, and reviews of our Form 10-Qs. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services include the filing of the registration statement for our initial public offering and special meeting proxy statement for our proposed initial business combination. “Tax fees” are fees for tax compliance, tax advice and tax planning. “All Other Fees” for LCM are for due diligence services in connection with our proposed initial business combination.

The policy of the Audit Committee is that it must approve in advance all services (audit and non-audit) to be rendered by the Company’s independent auditors. The Audit Committee approved in advance the engagement of LCM and GHC for services in fiscal 2005 and 2006 except that the Audit Committee did not approve in advance the engagement of LCM to conduct certain diligence in connection with our proposed initial business combination. LCM did not perform any audit or review services for us after commencement of such engagement.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Grobstein, Horwath & Company LLP as our independent auditors for the year ending December 31, 2007.

The ratification of the selection of GHC requires the affirmative vote of the holders of a majority of the number of shares voting on this matter. If the stockholders do not ratify the selection, the adverse vote will be deemed to be an indication to the Audit Committee that it should consider selecting other independent auditors for 2007. Because of the difficulty and expense of substituting accounting firms, it is the intention of the Audit Committee that the appointment of GHB for the year 2007 will stand unless, for a reason other than the adverse vote of the stockholders, the Audit Committee deems it necessary or appropriate to make a change. The Audit Committee also retains the power to appoint another independent auditor at any time or from time to time if it determines it is in our best interests.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent General Finance Corporation specifically incorporates this Report by reference therein.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission and the unaudited financial statements included with Quarterly Reports on Form 10-Q filed with the Commission.

The Audit Committee met and discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from General Finance Corporation and has received the written letter from the independent auditors required by Independence Standards Board Standard No. 1.

The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, the Company’s internal controls and critical accounting policies, and the specific results of the audit. Management was present at all or some part of each of these meetings.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Management is responsible for General Finance’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is neither the Committee’s duty nor responsibility to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not employees of the Company and may not be, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, consultations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

Respectfully Submitted,

James B. Roszak, Chairman
Manuel Marrero
Lawrence Glascott

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of April 27, 2007 regarding the Common Stock owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name	Number of Shares	Percent of Class
Directors, Nominees and Named Executive Officers(1)
Ronald F. Valenta(2)	1,410,000	13.4%
James B. Roszak	22,500	*
Lawrence Glascott	22,500	*
Manuel Marrero	22,500	*
David M. Connell	22,500	*
Charles E. Barrantes	--	*
All executive officers and directors as a group (eight persons)	1,875,000	17.9
Other 5% Beneficial Owners
Fir Tree, Inc.(3) 535 Fifth Avenue, 31st Floor New York, NY 10017	898,525	8.6
Gilder, Gagnon, Howe & Co. LLC(4) 1775 Broadway, 25th Floor New York, New York 10019	1,076,540	10.3
The Baupost Group, L.L.C.(5) 10 St. James Avenue, Suite 2000 Boston, Massachusetts 02116	538,700	5.1
Olawalu Holdings, LLC(6) 28633 S. Western Avenue, #201 Rancho Palos Verdes, California 90275	642,000	6.1

*	Beneficial Ownership of less than 1%

(1)	The business address of each director and executive officer is c/o General Finance Corporation, 260 South Los Robles Avenue, Suite 217, Pasadena, CA 91101.

(2)
The shares shown exclude the shares referred to in note (6), below, as well as 1,168,466 shares subject to our warrants held by Mr. Valenta that are not exercisable unless and until we complete a business combination.

(3)
Fir Tree, Inc. is the investment manager of both Fir Tree Recovery Master Fund, L.P., a Cayman Islands exempted limited partnership, and Sapling, LLC, a Delaware limited liability company. Fir Tree Recovery may direct the vote and disposition of 271,894 of the shares shown. Fir Tree Value Master Fund, LP, a Cayman Islands exempted limited partnership, as the sole member of Sapling, LLC, may direct the vote and disposition of the 626,631 of the shares shown. Information is based upon a Schedule 13G filed with respect to our company with the Securities Exchange Commission on April 11, 2006. Based upon a review of other filings with the Securities and Exchange Commission, we have reason to believe that Jeffrey Tannenbaum, the President of Fir Tree, Inc., may be deemed to be a control person of Sapling, LLC and Fir Tree Recovery Master Fund, L.P.

(4)
Information is based upon a Schedule 13G filed with respect to our company filed with the Securities and Exchange Commission on March 12, 2007. Gilder, Gagnon, Howe & Co. LLC is a New York limited liability company and broker or dealer registered under the Securities Exchange Act of 1934. The shares shown include 23,720 shares as to which Gilder, Gagnon, Howe & Co. LLC has sole voting power and 1,076,540 shares as to which it shares voting and investment power. Of these 1,076,540 shares, 930,380 shares are held in customer accounts under which partners or employees of Gilder, Gagnon, Howe & Co. LLC have discretionary authority to dispose or direct the disposition of the shares, 102,440 shares are held in accounts of its partners and 33,720 shares are held in its profit-sharing plan.

(5)
Information is based upon a Schedule 13G with respect to our company filed with the Securities and Exchange Commission on February 13, 2007. The Baupost Group, L.L.C. is a registered investment advisor, of which SAK Corporation, a Massachusetts corporation, is the Manager. Seth A. Klarman is the sole director of SAK Corporation and a control person of The Baupost Group, L.L.C., and as such may be deemed to beneficially own the shares shown. The shares shown include shares purchased on behalf of various investment limited partnerships.

(6)
Information is based upon a Schedule 13G with respect to our company filed on February 27, 2007 with the Securities and Exchange Commission. Olawalu Holdings, LLC, or Olawalu, is a Hawaiian limited liability company, of which Mr. Rick Pielago is the manager. Olawalu shares voting and investment power as to all of the shares shown with Lighthouse Capital Insurance Company, a Cayman Islands exempted limited company, and the Ronald Valenta Irrevocable Life Insurance Trust No. 1, a California trust, of which Mr. Pielago is trustee. The Ronald Valenta Irrevocable Life Insurance Trust No. 1 is an irrevocable family trust established by Mr. Valenta in December 1999 for the benefit of his wife at the time, any future wife, and their descendants. Mr. Valenta, himself, is not a beneficiary of the Trust, and has no voting or investment power, or any other legal authority with respect to the shares shown. Mr. Valenta disclaims beneficial ownership of our shares held by the Trust.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and 10% stockholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock and to provide us with copies of the reports. We believe that all of these persons filed all required reports on a timely basis in fiscal 2006.

EXECUTIVE OFFICERS

The following table sets forth the names and certain information regarding our executive officers.

Name	Age	Position
Ronald F. Valenta	48	Chief Executive Officer and Director
John O. Johnson	46	Chief Operating Officer
Charles E. Barrantes	54	Executive Vice President and Chief Financial Officer
Marc Perez	43	Controller

Biographical information regarding Mr. Valenta is set forth under “Election of Directors—Information About the Nominees and Directors.”

John O. Johnson has served as our Chief Operating Officer since November 2005. Mr. Johnson is a Managing Director of The Spartan Group, a boutique investment banking firm, which he co-founded in 2002. As a Managing Director, he is responsible for origination and execution of mergers and acquisition advisory work and capital raising for growth companies. Prior to founding The Spartan Group, Mr. Johnson served in multiple positions with Banc of America Securities from 1984 until 2002, culminating in his appointment as Managing Director in 1994. While at Banc of America Securities, he specialized in growth company banking coverage and leveraged buyouts and leveraged finance while ultimately becoming a Group Head. Mr. Johnson has served as an investment banker to various companies owned or operated by Mr. Valenta since 1997.

Charles E. Barrantes became our Executive Vice President and Chief Financial Officer on September 11, 2006. Prior to joining us, Mr. Barrantes was vice president and chief financial officer for Royce Medical Company from early 2005 to its sale in late 2005. From 1999 to early 2005, he was chief financial officer of Earl Scheib, Inc., a public company that operated over 100 retail paint and body shops. Mr. Barrantes has over 25 years of experience in accounting and finance, starting with more than a decade with Arthur Andersen & Co.

Marc Perez has served as our Controller since November 2005. Mr. Perez has served as the controller for Portoshred, LLC, a mobile document destruction company, since September 2005. Prior to joining Portoshred, Mr. Perez served as controller for Portosan Company, LLC, a portable sanitation services company, from 2000 through September 2005. Prior to joining Portosan, Mr. Perez was a controller for Waste Management, Inc., a provider of comprehensive waste and environmental services in North America, from 1997 to 2000. Mr. Perez began his career out of college in 1988 with Browning Ferris Industries, a sanitation removal company and served as its controller until 1997.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Messrs. Valenta, Johnson and Perez, our Chief Executive Officer, Chief Operating Officer and Controller, respectively, have served in those capacities since inception. In connection with our initial public offering, they agreed to serve without compensation until the consummation of our first business combination. Subsequently, Messrs. Valenta and Johnson have agreed to serve without compensation until at least the earliest of June 30, 2008 or until we have achieved certain financial goals after the consummation of our first business combination.

Accordingly, Mr. Barrantes, our Chief Financial Officer, is the only employee we have who received compensation for his services to the Company in fiscal 2006, and he remains the only employee who receives compensation.

We compensate Mr. Barrantes pursuant to his employment agreement entered into in September 2006 in connection with his commencement of employment with us. For a description of the employment agreement, see “Employment Agreement.”

Messrs. Valenta and Johnson negotiated Mr. Barrantes’ employment agreement on our behalf, and the Board of Directors approved the employment agreement. Although our Compensation Committee was in existence in September 2006, the Board of Directors had not approved a charter for the Committee at that time and the Committee was not then performing functions.

In approving Mr. Barrantes’ compensation, the Board of Directors reviewed information provided by management regarding the compensation of the chief financial officers of four public companies in the equipment leasing business. The Board also considered the size and stage of development of the Company, Mr. Barrantes’ experience and prior compensation, and the scope of the services that Mr. Barrantes would be required to render (particularly given the lack of support staff and the need to implement policies and procedures). The Board of Directors determined that Mr. Barrantes’ compensation should consist of a base salary, the opportunity for a material performance-based bonus and stock options under the 2006 Stock Option Plan. In addition, because we did not have in place medical or other insurance plans, we would reimburse him up to $750 per month for insurance coverage.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Respectfully Submitted,

David M. Connell, Chairman
Manuel Marrero
James B. Roszak

Summary Compensation Table

The following table contains summary compensation information of the following executive officers (our “Named Executive Officers”) for 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)(2)	All Other Compensa- tion ($) (3)	Total ($)

Ronald F. Valenta Chief Executive Officer	2006	$0	$0	$0	$0

Charles E. Barrantes (1) Chief Financial Officer and Executive Vice President	2006	$62,121	$42,000	$3,361(3)	$107,482

(1)	Mr. Barrantes joined us in September 2006.

(2)
The amounts shown are the amounts of compensation expense recognized by us in fiscal year 2006 relating to the grants of stock options in fiscal 2006, as described in Financial Accounting Standards No. 123R. For a discussion of valuation assumptions used in the calculation of these amounts for fiscal 2006, see Note 2, “ Summary of Significant Accounting Policies,” and Note 8, “2006 Stock Option Plan,” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission on February 23, 2007.

(3)	Reimbursement of medical insurance premiums.

Mr. Barrantes’ compensation for 2006 was pursuant to his employment agreement. Mr. Barrantes will receive a bonus for services in 2006, but the amount has not been determined and will be determined in connection with the determination of his bonus for 2007.

Plan-Based Awards

We have only one compensation plan, our 2006 Stock Option Plan. The following table provides information concerning each grant of an award made to the Named Executive Officers in 2006.

Option Grants in 2006
Name	Grant Date	Date of Approval of Grants by the Board	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Shares)	Grant Date Fair Value of Option Awards ($)
Ronald F. Valenta	-	--	-	-
Charles E. Barrantes	9/11/06	8/29/06	225,000	$7.30	$688,200

(1) The stock options vest in five equal annual installments beginning September 11, 2007.

The following table provides information concerning outstanding options as of December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Exercise Price ($/Sh)	Expiration Date
Ronald F. Valenta	0	0	0	--	--

Charles E. Barrantes	0	225,000	0	$7.30	9/11/16

(1)	These options vest in five equal annual installments on September 11 of each of 2007, 2008, 2009, 2010 and 2011, subject to continued service with us, and have a ten-year term.

No Named Executive Officer exercised any stock options during 2006.

Employment Agreement

On September 11, 2006, we entered into an employment agreement with Charles E. Barrantes, under which he agrees to serve as our Executive Vice President and Chief Financial Officer. Under the employment agreement, Mr. Barrantes receives a base annual salary of $200,000, and is eligible to receive an annual bonus each fiscal year of up to 35% of his base salary, provided he is employed on the last day of such year. We reimburse Mr. Barrantes up to $750 per month for health, dental, vision and supplemental disability premiums for himself and his family, because we do not currently provide employee benefits. Should we provide such benefits in the future, Mr. Barrantes will be entitled to participate on the same basis in all offered benefits or programs as any other employee.

Mr. Barrantes also received options to purchase an aggregate of 225,000 shares of common stock under our 2006 Stock Option Plan as of the date of commencement of his employment. The options have an exercise price of $7.30 per share (the closing sales price of the common stock on the date of grant), vest in five equal annual installments and expire ten years from the date of grant. The options are subject to stockholder approval of the 2006 Stock Option Plan on or prior to August 28, 2007.

Mr. Barrantes’ employment agreement will terminate upon his death or in the event of a physical or mental disability that renders him unable to perform his duties for 60 consecutive days or 120 days in any twelve-month period. Mr. Barrantes may terminate his employment agreement at any time upon 30 days notice to us, and we may terminate it at any time upon notice to Mr. Barrantes.

Potential Payments Upon Termination of Employment or Change in Control

We have no agreements or arrangement with any executive officer that provides for payments upon termination of employment except that pursuant to his employment agreement Mr. Barrantes is entitled to a lump-sum severance payment of six months’ base salary if, prior to the later of August 31, 2007 or six months from the completion of our first business combination, we terminate his employment without “cause” or he terminates his employment for “good reason.” We have no agreements or arrangements with any executive officer that provide for payments upon a change of control.

TRANSACTIONS WITH RELATED PERSONS

We currently have an unsecured limited recourse revolving line of credit agreement with Ronald F. Valenta, our Chief Executive Officer and a director, that was entered into prior to our initial public offering. Under this revolving line of credit, we can borrow up to $3,000,000 from time to time at an annual interest rate of 8%. At March 31, 2007, the outstanding amount of principal and accrued interest under the line of credit was $2,048,928, which is the maximum amount outstanding under the line. Borrowings under the line of credit will become due and payable upon the first to occur of our initial business combination, an “event of default” (as defined), our liquidation or dissolution, and April 5, 2008. The revolving line of credit was approved by the Board of Directors and any amendments must be approved on behalf of the Company by the Board of Directors.

In April 2006, immediately prior to the closing of our initial public offering, Ronald F. Valenta, our Chief Executive Officer and a director, and John O. Johnson, our Chief Operating Officer, purchased from the Company 466,666 warrants and 116,617 warrants, respectively, at a price of $1.20 per warrant for an aggregate purchase price of $700,000. These warrants are identical to the warrants issued in our initial public offering in that each warrant entitles the holder to purchase one share of Common Stock for $6.00 per share following the completion of a business combination and expires April 5, 2010. Subject to limited exceptions (such as a transfer to relatives and trusts for estate planning purposes), these warrants are not transferable until we complete a business combination. These issuances were approved by the Board of Directors.

We have not adopted a formal written policy regarding transactions with related persons. However, in general, any such material transaction would require approval of the Board of Directors, with any interested director abstaining.

CODE OF ETHICS

We have a code of ethics that applies to our directors, officers and employees. We will provide without charge a copy of the code of ethics to any person who so requests by a letter addressed to the Corporate Secretary, General Finance Corporation, 260 Santa Los Robles Avenue, Suite 217, Pasadena, California 91101.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who want to communicate with the Board of Directors or any individual director should write to: Corporate Secretary, General Finance Corporation, 260 South Los Robles Avenue, Suite 217, Pasadena, California 91101. The letter should indicate that you are a stockholder of General Finance Corporation and set forth the number of shares you hold and how the shares are held if they are not registered in your name. Depending upon the subject matter, the Corporate Secretary will:

•	Forward the communication to the director or directors to whom it is addressed;

•	Delegate the inquiry to management where it is a request for information about General Finance or a stock-related matter; or

•	Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic, or is repetitive or redundant.

STOCKHOLDER PROPOSALS

We anticipate holding our 2008 Annual Meeting in June 2008. If you wish to submit proposals to be included in our proxy statement for the 2008 Annual Meeting of Stockholders, we must receive them on or before January 1, 2008. Please address your proposals to: Corporate Secretary, General Finance Corporation, 260 South Los Robles Avenue, Suite 217, Pasadena, California 91101.

OTHER MATTERS

Management does not know of any matters to be presented to the Annual Meeting other than those set forth above. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We will furnish without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, to any stockholder who so requests by writing to: Corporate Secretary, General Finance Corporation, 260 South Los Robles Avenue, Suite 217, Pasadena, California 91101.

Dated: May 10, 2007	By Order of the Board of Directors Ronald F. Valenta Chief Executive Officer and Secretary

PROXY

GENERAL FINANCE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

June 14, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GENERAL FINANCE CORPORATION

The undersigned hereby appoints Ronald F. Valenta, John O. Johnson and Charles E. Barrantes, and each of them, the proxy or proxies of the undersigned with full powers of substitution each to attend and to vote at the Annual Meeting of Stockholders of General Finance Corporation to be held on June 14, 2007 at the office of our legal counsel, Troy & Gould P.C., 1801 Century Park East, 16th Floor, Los Angeles, California, beginning at 10:00 a.m. local time, and any adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if personally present, in the manner indicated below and on the reverse side, and on any other matters properly brought before the Annual Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated May 10, 2007.

(Please mark your choice like this /x/ in black or blue ink.)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” ALL NOMINEES
“FOR” APPROVAL OF THE 2006 STOCK OPTION PLAN
AND
“FOR” RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

(1)	Election of the following nominees as Class A directors:

David M. Connell
Manuel Marrero

☐ FOR	☐ WITHHOLD

(Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee.)

(2)	Approval of the 2006 Stock Option Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	Ratification of the selection of Grobstein, Horwath & Company LLP as our independent auditors:

☐ FOR	☐ WITHHOLD

(This proxy is continued on the reverse side. Please date, sign and return promptly.)

1

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS (INCLUDING FORM 10-K) OF GENERAL FINANCE CORPORATION

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Date:_______________________________, 2007
__________________________________ Signature __________________________________ Signature if held jointly
I plan to attend the Annual Meeting: Yes ☐ No ☐

This proxy will be voted FOR the nominees, FOR the approval of the 2006 Stock Option Plan and FOR the ratification of the selection of independent auditors, unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Annual Meeting.

2

ANNEX A TO PROXY STATEMENT

GENERAL FINANCE CORPORATION

AUDIT COMMITTEE CHARTER

January 2006

1.	Purpose

The Audit Committee is a committee of the Board of Directors (the “Board”) of General Finance Corporation (the “Company”). The purpose of the Audit Committee is to represent and assist the Board in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

A. Serve as an independent and objective party to monitor the Company’s financial reporting process, audits of financial statements and internal control system;

B. Review and appraise the audit efforts of the Company’s independent registered public accounting firm (the “Independent Auditor”) and internal finance department; and

C. Provide an open avenue of communication among the Independent Auditor, financial and senior management, the internal finance department and the Board.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section 3.

2.	Membership

A. The Board shall determine the size of the Audit Committee, provided that the Audit Committee shall consist of at least two directors. No member of the Audit Committee may be an employee of the Company or any subsidiary of the Company. Each member of the Audit Committee must meet the qualification requirements of any applicable laws or regulations, including the rules of the requirements of the Securities and Exchange Commission (“SEC”). At least one member of the Audit Committee must be financially sophisticated, as determined by the Board, pursuant to Item 401(h) of Regulation S-K, and no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company’s current subsidiaries at any time during the past three years.

B. If the Company’s securities are listed on a national securities exchange or the Nasdaq Stock Market, composition of the Audit Committee, and the members of the Audit Committee, must comply with applicable requirements of the exchange or Nasdaq Stock Market.

C. The Board shall appoint the members of the Audit Committee, who shall serve at the pleasure of the Board. Unless the Board selects a Chairperson, the members of the Audit Committee may designate a Chairperson by majority vote.

3.	Meetings

A. The Committee shall meet as often as it determines is necessary or appropriate, but no less frequently than annually. Any member of the Committee may call a meeting.

B. The Chairperson (or in his or her absence, a member designated by the members attending the meeting) shall preside at each meeting of the Committee and set the agendas for Committee meetings.

C. A majority of the total number of members of the Committee will constitute a quorum at all Committee meetings.

D. The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee. The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

E. The Committee may, at its discretion, permit non-member directors, officers of the Company and any other persons to be present at its meetings.

F. The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board. The Chairperson of the Committee shall provide to the Board such reports on the activities of the Committee as the Board may from time to time request.

4.	Authority and Responsibilities of the Committee

A. The Audit Committee shall have the following responsibilities:

(i) To be directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditor (including the resolution of disagreements between management and the Independent Auditor regarding financial reporting); the Independent Auditor shall report directly to the Audit Committee and have ultimate accountability to the Audit Committee.

(ii) To review this Charter of the Audit Committee, at least annually, and make recommendations to the Board of Directors as to changes in the Charter where deemed appropriate.

(iii) To review with the Independent Auditor the written statement from the Independent Auditor concerning any relationship between the Independent Auditor and the Company or any other relationships that may adversely affect the independence of the Independent Auditor consistent with Independence Standards Board (“ISB”) Standard 1, and, based on such review, assess the independence of the Independent Auditor.

(iv) To review the Company’s annual and quarterly financial statements;

(v) To establish policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the Independent Auditor, to the extent required by Section 202 of the Sarbanes-Oxley Act.

B. The Audit Committee shall have the authority to take the following actions, as it deems advisable from time to time:

(i) To review with the Independent Auditor annually the matters required to be discussed by Statement on Audited Standards (“SAS”) 71, as it may be modified or supplemented.

(ii) To review with the Independent Auditor (a) its audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the Independent Auditor’s procedures with respect to interim periods.

(iii) To review with the Independent Auditor (a) all critical accounting policies and practices used by the company; (b) alternative accounting treatments within generally accepted auditing standards in the United States (“GAAP”) related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the Independent Auditor; and (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

(iv) To review with the Independent Auditor the Independent Auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles, financial reporting processes, both internal and external, and such further matters as the Independent Auditor presents to the Audit Committee under generally accepted auditing standards.

(v) To review with the Company’s officers and the Independent Auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between the Company’s officers and the Independent Auditors.

(vi) To review with the Company’s officers the Company’s major financial risk exposures and the steps the Company’s officers have taken to monitor and control such exposures.

(vii) To review with the Independent Auditor, and the Company’s officers (a) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the Independent Auditor or management); (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosures controls and procedures, and management reports thereon.

(viii) To review annually with the Company’s officers the scope of the internal audit program, and to review annually the performance of both the internal audit group and the Independent Auditor in executing their plans and meeting their objectives.

(ix) To review the use of auditors other than the Independent Auditor.

(x) To establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(xi) To establish policies for the hiring of employees and former employees of the Independent Auditor.

(xii) To establish regular and separate systems of reporting to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

(xiii) Following completion of the annual audit, to review separately with each of management and the Independent Auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(xiv) To review any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

(xv) To review with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

(xvi) To review whether management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information are disseminated to governmental organizations and the public to satisfy legal requirements.

(xvii) To review activities, organizational structure and qualifications of the internal finance department.

(xviii) To review, with the Company’s legal counsel, any legal matter that could have a significant impact on the Company’s financial statements.

(xix) To publish the report of the Audit Committee required by the SEC to be included in the Company’s annual proxy statement.

(xx) When appropriate, to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

(xxi) To perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deem necessary or appropriate.

5.	Advisors and Funding

The Audit Committee shall have the authority to retain independent legal counsel and independent accountants and other advisors as it deems necessary and appropriate to carry out its duties and responsibilities hereunder. The Company shall provide appropriate funding, as determined by the Audit Committee, for (i) payment of compensation to the Independent Auditor employed by the Company to render or issue an audit report or to perform other audit, review or attest services of the Company and the advisors referred to in the immediately preceding sentence employed by the Audit Committee, and (ii) payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

ANNEX B TO PROXY STATEMENT

GENERAL FINANCE CORPORATION

COMPENSATION COMMITTEE CHARTER

Adopted February 20, 2007

1.	Purpose

The Compensation Committee is a committee of the Board of Directors (the “Board”) of General Finance Corporation (the “Company”). The principal purposes of the Compensation Committee are: (i) to discharge the Board’s responsibilities relating to determining and approving the goals, objectives and the compensation structure for the Executive Officers; (ii) review the performance of the Executive Officers; and (iii) review the Company’s management resources, succession planning and development activities.

For purposes of this Charter, the Executive Officers of the Company are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Executive Vice President and any Senior Vice President of the Company, and the Chief Executive Officer of any direct or indirect operating subsidiary of the Company.

2.	Membership

A. The Board shall determine the size of the Compensation Committee, provided that the Compensation Committee shall consist of at least two directors. No member of the Compensation Committee may be an employee of the Company or any subsidiary of the Company. Each member of the Compensation Committee must meet the qualification requirements of any applicable laws or regulations, including the rules and requirements of the Securities and Exchange Commission (“SEC”).

B. If the Company’s securities are listed on a national securities exchange or the Nasdaq Stock Market, composition of the Compensation Committee, and the members of the Compensation Committee, must comply with applicable requirements of the exchange or Nasdaq Stock Market.

C. Members of the Committee and the Committee Chairperson shall be appointed by and may be removed by the Board at its discretion.

3.	Meetings

A. The Committee shall meet as often as it determines is necessary or appropriate, but no less frequently than annually. Any member of the Committee may call a meeting.

B. The Chairperson (or in his or her absence, a member designated by the members attending the meeting) shall preside at each meeting of the Committee and set the agendas for Committee meetings.

C. A majority of the total number of members of the Committee will constitute a quorum at any Committee meeting.

D. The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee. The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

E. The Committee may, at its discretion, permit non-member directors, officers of the Company and any other persons to be present at its meetings.

F. The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board. The Chairperson of the Committee shall provide to the Board such reports on the activities of the Committee as the Board may from time to time request.

4.	Authority and Responsibilities of the Committee

The Compensation Committee shall have overall responsibility for developing, approving and administering the Company’s executive compensation structure, agreements, plans and programs. The Committee’s objective is to provide compensation to the Executive Officers in such a manner that will attract and retain the best personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide incentives for such persons to perform to the best of their abilities for the Company and its subsidiaries. The Committee shall have the authority to take the following actions, as it determines advisable from time to time:

A. Review and approve the Company’s compensation philosophy and objectives and annual and long-term performance goals for the Executive Officers.

B. Annually review and evaluate the performance and compensation of the Executive Officers and provide a report thereon to the Board that may include recommended changes to the Company’s compensation plans.

C. Review and approve all employment agreements, severance agreements, change in control agreements, stock option agreements, salary, bonus, and other compensation agreements with Executive Officers.

D. Review and determine the amount and form of total compensation for the Executive Officers, subject to the terms of any long-term employment agreements that may have been entered into with such persons.

E. Advise the Executive Officers and outside consultants that they are expected to provide the Committee with timely notice of significant executive and management development issues.

F. Evaluate, select and replace executive compensation advisors and executive search firms.

G. The Committee shall have the sole authority to approve related fees and retention terms of consultants or advisors retained by the Committee.

H. Review and recommend the compensation of non-employee directors, including without limitation, annual retainers, meeting fees, committee fees, committee chair fees and awards under the Company’s equity-based plans.

I. Administer the Company’s stock option plans and other equity and cash-based plans for directors, officers and other key employees by, among other things, (i) recommending stock option plans and other equity and cash-based incentive plans for adoption by the Board and, if required by applicable law, by the Company’s stockholders, and (ii) granting awards under such plans or recommending awards for approval by the Board.

J. Annually report to the Board on share usage, dilution and proxy disclosures for equity-based plans.

K. Conduct an annual review of the Committee’s performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

L. In consultation with the Chief Executive Officer, review the talent development process within the Company to ensure it is effectively managed; the purpose of this review is to ensure that there is a sufficient pool of qualified internal candidates to fill senior and leadership positions and to identify opportunities, performance/skill gaps and next steps as part of the Company’s executive succession planning and development process.

M. Prepare an annual report regarding executive compensation for inclusion in the Company’s proxy statement if required by SEC regulations.

N. Conduct investigations into matters that are within the scope of the Committee’s responsibilities.

O. Perform such other activities that are consistent with this Charter, the Company’s Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities.

5.	Advisors and Funding

The Compensation Committee shall have the authority to retain independent legal counsel, independent accountants and other advisors as it deems necessary and appropriate to carry out its duties and responsibilities hereunder. The Company shall provide appropriate funding, as determined by the Compensation Committee, for (i) the advisors referred to in the immediately preceding sentence employed by the Compensation Committee, and (ii) payment of ordinary administrative expenses of the Compensation Committee that are necessary or appropriate in carrying out its duties.

ANNEX C TO PROXY STATEMENT

GENERAL FINANCE CORPORATION

NOMINATING COMMITTEE CHARTER

January 2006

1.	Purpose

The Nominating Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of General Finance Corporation (the “Company”). The purpose of the Committee is to be primarily responsible for identifying individuals qualified to serve as members of the Board of Directors and recommending to the Board the persons to be nominated by the Board as nominees for director at each annual meeting of shareholders of the Company.

2.	Membership

A. The Board shall determine the size of the Committee, provided that the Committee shall consist of at least two members. No member of the Committee may be an employee of the Company or any subsidiary of the Company. Each member of the Committee must meet the qualification requirements of any applicable laws or regulations, including the rules of the requirements of the Securities and Exchange Commission (“SEC”).

B. If the Company’s securities are listed on a national securities exchange or the Nasdaq Stock Market, composition of the Committee, and the members of the Committee, must comply with applicable requirements of the exchange or Nasdaq Stock Market.

C. The Board shall appoint the members of the Committee, who shall serve at the pleasure of the Board. Unless the Board selects a Chairperson, the members of the Committee may designate a Chairperson by majority vote.

3.	Meetings

A. The Committee shall meet as often as it determines is necessary or appropriate, but no less frequently than annually. Any member of the Committee may call a meeting.

B. The Chairperson (or in his or her absence, a member designated by the members attending the meeting) shall preside at each meeting of the Committee and set the agendas for Committee meetings.

C. A majority of the total number of members of the Committee will constitute a quorum at all Committee meetings.

D. The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee. The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

E. The Committee may, at its discretion, permit non-member directors, officers of the Company and any other persons to be present at its meetings.

F. The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board. The Chairperson of the Committee shall provide to the Board such reports on the activities of the Committee as the Board may from time to time request.

4.	Authority and Responsibilities of the Committee

The Committee shall have the authority to take the following actions, as it determines advisable from time to time:

A. Review the appropriateness of the size and composition of the Board, giving due consideration to such factors as the business experience and expertise of each Board member, and make recommendations to the Board as it deems appropriate.

B. Identify qualified individuals to be recruited for service on the Board.

C. Consider candidates for Director recommended by the Company’s shareholders, subject to the shareholders having followed procedures established from time to time by the Committee for this purpose.

D. Recommend to the Board persons to be nominated by the Board to be directors at each annual meeting of shareholders of the Company.

E. Assess the adequacy of the Committee's charter and recommend changes to the Board it deems desirable.

F. Retain, at the Company’s expense, counsel, consultants and other advisers.

G. Perform any other duties delegated to the Committee by the Board of Directors.

H. Have unrestricted access to the Company’s counsel, officers and employees for purposes related to the Committee’s activities under this Charter.

I. Perform such other activities that are consistent with this Charter, the Company’s Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities.

ANNEX D TO PROXY STATEMENT

GENERAL FINANCE CORPORATION

2006 STOCK OPTION PLAN

1.	PURPOSES OF THE PLAN

The purposes of the 2006 Stock Option Plan (the “Plan”) of General Finance Corporation, a Delaware corporation (the “Company”), are to:

1.1 Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2 Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3 Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”). All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1 The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (a) grant options intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), as “incentive stock options (“ISOs”) and (b) grant options not intended to be ISOs, so-called “non-qualified options” (“NQOs,” and together with ISOs, “Options”). Any such grants may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan.

2.2 For purposes of the Plan: (a) the term “Affiliate” means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code; (b) the term “employee” includes an officer or director who is an employee of the Company; (c) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (iv) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.3 Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any Grantee or any other person except as otherwise may be expressly required by applicable law.

3.	STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

3.1 Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued under the Plan shall not exceed 1,500,000 shares. The shares subject to an Option granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan. Where the exercise price of an Option is paid by means of the Grantee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan. No eligible person shall be granted Options during any twelve-month period covering more than 300,000 shares.

3.2 If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan, and the maximum number of shares covered by Options to any eligible person under Section 3.1, shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4.	ADMINISTRATION

4.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part thereof) (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper. Notwithstanding the delegation of administration of the Plan by the Board to a Committee, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2 Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the shares of Common Stock subject to Options; (c) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to construe and interpret the terms and provisions of the Plan and all Options granted under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the Grantee, to rescind any grant or exercise of an Option; (i) to modify or amend the terms of any Option (with the consent of the Grantee if the modification or amendment is adverse to the Grantee); (j) to accelerate or defer (with the consent of the Grantee) the exercise date of any Option; (k) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (l) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (m) to make all other determinations deemed necessary or advisable for the administration of the Plan and any applicable Option. The Administrator may not reduce the exercise price of any outstanding Option.

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4.3 All questions of interpretation, implementation, and application of the Plan or any Option or Option agreement shall be determined by the Administrator, which determination shall be final and binding on all persons.

4.4 In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5.	GRANTING OF OPTIONS; AGREEMENTS

5.1 No Options shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

5.2 Each Option shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee,” which term shall include the permitted successors and assigns of the Grantee with respect to the Option). In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3 Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4 Subject to Section 6.2.3 with respect to ISOs, the Administrator may approve the grant of Options under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

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5.5 For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.

6.	TERMS AND CONDITIONS OF OPTIONS

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. ISOs shall also be subject to the terms and conditions set forth in Section 6.2.

6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under the Plan shall be subject to the following terms and conditions:

6.1.1 Exercise Price. The exercise price of each Option shall be the amount determined by the Administrator, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.9).

6.1.2 Time of Option Exercise (Vesting). Subject to Section 6.2.4, an Option granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement. However, in no case may an Option be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

6.1.3 Grant Date. The date of grant of an Option under the Plan shall be the date approved by the Administrator or a future date specified by the Administrator at the time of approval and reflected as the effective date of the applicable agreement.

6.1.4 Non-Transferability of Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under the Plan shall be assignable or otherwise transferable by the Grantee except by will or by the laws of descent and distribution. During the life of the Grantee, an Option shall be exercisable only by the Grantee or permitted transferee.

6.1.5 Payment. Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company. The Administrator in its discretion may include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment (subject to applicable law):

(a) Acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b) Delivery by the Grantee of shares of Common Stock already owned by the Grantee for all or part of the Option price, provided the fair market value of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Grantee is authorized to pay by delivery of such stock;

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(c) Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Grantee is authorized to pay by surrender of such stock; and

(d) By means of so-called cashless exercises through a securities broker to the extent exercise in such manner does not violate applicable law or regulation (including the Exchange Act and rules and regulations of the Securities and Exchange Commission).

6.1.6 Termination of Employment. Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by the Company or any of its Affiliates, Options held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination. For purposes of this Section 6.1.6, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute

6.1.7 Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option shall remit to the Company in cash all applicable federal and state withholding and employment taxes if required by law. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option, withheld by the Company.

6.1.8 Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

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6.1.9 Determination of Fair Market Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a) If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.10 Option Term. No Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.1.11 Corporate Transactions.

(a) Except as otherwise provided in the applicable Option agreement, in the event of a Corporate Transaction, all Options shall terminate upon consummation of the Corporate Transaction unless the Administrator determines that they shall survive. If the Administrator determines that outstanding Options shall survive, and if the Company shall not be the surviving entity in the Corporate Transaction, the Administrator shall provide that the outstanding Options shall be assumed or an equivalent Option substituted by an applicable successor entity or any Affiliate of the successor entity. If outstanding Options are to terminate upon consummation of the Corporate Transaction, any Options outstanding immediately prior to the consummation of the Corporate Transaction shall be deemed fully vested and exercisable immediately prior to the consummation of the Corporate Transaction (provided that the Option has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option prior to the Corporate Transaction as required by the agreement evidencing the Option). The Administrator shall notify each Grantee of an outstanding Option of a proposed Corporate Transaction at least 20 days prior thereto or as soon as may be practicable, and the exercise of any Option by a Grantee thereafter shall be contingent upon consummation of the Corporate Transaction unless the Grantee expressly elects otherwise with respect to vested shares.

(b) In a Corporate Transaction in which the holders of the Common Stock are to receive only cash in exchange for or in cancellation of their shares of Common Stock, the Administrator may provide that, with respect to each Option whose exercise price per share is less that the per share cash consideration to the holders of the Common Stock that: (i) such Option shall be deemed automatically exercised in full as of the consummation of the Corporate Transaction; and (ii) the Grantee shall not be obligated to tender the exercise price in connection with such exercise, but shall be entitled to a payment equal to the number of shares that may be acquired upon exercise of the Option multiplied by the amount by which the per share cash consideration in the Corporate Transaction exceeds the exercise price.

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(c) A “Corporate Transaction” means: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company; (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) a merger or consolidation in which the Company is not the Surviving Entity; or (iv) a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise. “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities that the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

6.2 Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan designated as ISOs shall be subject to the following terms and conditions:

6.2.1 Exercise Price. Notwithstanding Section 6.1, the exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

6.2.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.2.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

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6.2.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

6.2.5 $100,000 Limitation. To the extent that the aggregate fair market value (determined at the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as NQOs.

6.3 Manner of Exercise. A Grantee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.7 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option was exercised. Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.3, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. A holder or permitted transferee of an Option shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

6.4 Stock splits, mergers, etc.

6.4.1 If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock shall be paid in respect of the Common Stock, the exercise price of any outstanding Option in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of the Common Stock shall be combined into a smaller number of shares, the exercise price of any outstanding options in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

6.4.2 When any adjustment is required to be made in the exercise price, the number of shares purchasable upon the exercise of any outstanding Option shall be adjusted to that number of shares determined by (a) multiplying an amount equal to the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment by the exercise price in effect immediately prior to such adjustment, and then (b) dividing that product by the exercise price in effect immediately after such adjustment.

6.4.3 In case of any merger, consolidation or capital reorganization or any reclassification of the Common Stock (other than the matters described in Section 6.4.1), upon exercise of any Option outstanding at the time of such merger, consolidation or capital reorganization or reclassification of the Common Stock, the holder shall receive the kind and number of shares of stock or other securities or property receivable upon such event by a holder of the number of shares of the Common Stock that such Option entitles the holder to purchase from the Company immediately prior to such event. In every such case, appropriate adjustment shall be made in the application of the provisions set forth in the Option agreement and in the Plan with respect to the rights and interests thereafter of the Grantee, to the end that the provisions set forth in the Option agreements and in the Plan (including the specified changes and other adjustments to the exercise price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of such Option.

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6.4.4 Any adjustments required or contemplated by this Section 6.4 shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

6.4.5 Except as expressly provided in this Section 6.4, no Grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the dissolution, liquidation, merger, consolidation or split-up or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Exercise Price for, the shares.

6.4.6 Neither the Plan, nor the grant or existence of Options under the Plan, shall affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

6.4.7 The Company shall not be required to issue fractional shares as a result of any adjustments pursuant to this Section 6.4. If an adjustment under this Section 6.4 would result in a fractional share interest under an Option or any vesting of any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

7.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan, or any Option granted under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee nor confer upon any Grantee any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

8.	CONDITIONS UPON ISSUANCE OF SHARES

8.1 Securities Laws. Notwithstanding the provisions of any Option, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be registered or qualified under applicable securities laws, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”) or exempt from such registration or qualification. The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

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8.2 Non-Compete Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option, the Grantee may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which an Option is outstanding to such Grantee and for six months after any exercise of an Option. Failure to comply with this condition shall cause such Option and the exercise or issuance of shares thereunder to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

9.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

10.	AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of a Grantee, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

11.	EFFECTIVE DATE OF PLAN; TERMINATION

The Plan became effective on August 29, 2006, the date of adoption by the Board; provided, however, that no shares of Common Stock shall be issued, and no Option shall be exercisable, unless and until the Plan is approved by the shareholders pursuant to Delaware law within 12 months after adoption by the Board. If any Options are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options shall terminate retroactively as of the date they were granted. The Plan (but not Options previously granted under the Plan) shall terminate on June 30, 2016. Termination of the Plan shall not affect any outstanding Options, which shall continue to be governed by the Plan and the related Option agreement.

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